                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 20, 1998


                                 TIDEWATER INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                       1-6311                 72-0487776
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)



                               1440 CANAL STREET
                          NEW ORLEANS, LOUISIANA 70112
              (Address of principal executive offices) (Zip Code)


                                 (504) 568-1010
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Item 2.      Acquisition or Disposition of Assets

         On February 20, 1998, Tidewater Inc. ("Tidewater") completed the sale of all of the shares of Tidewater Compression Service, Inc. ("TCS"), its wholly-owned subsidiary, to an acquisition corporation formed by Castle Harlan Partners, III, L.P. ("Castle Harlan"), an unaffiliated purchaser. TCS provides natural gas and air compression equipment and services, principally to the energy industry. In consideration of the sale, Tidewater received cash in the approximate amount of $348 million. Tidewater had entered into a previously announced definitive agreement to sell TCS to Castle Harlan in December 1997 after conducting a controlled auction and determining that Castle Harlan had submitted the most favorable bid. Negotiations of the price and other terms of the transaction were conducted on an arm's-length basis between Tidewater and Castle Harlan.

         In view of the sale of TCS, Tidewater's financial statements as of March 31, 1997 and 1996 and for each of the years in the three-year period ended March 31, 1997 have been reclassified to report the compression segment as a discontinued operation. A copy of the reclassified financial statements are attached as an exhibit to this report.

Item 7.      Financial Statements and Exhibits

     (b)     Pro Forma Financial Information

             1.       Pro Forma Balance Sheet at December 31, 1997 - Unaudited

             2. Pro Forma Statement of Earnings for Nine Months Ended December 31, 1997 - Unaudited

     (c)     Exhibits

             23.1     Independent Auditors' Consent

             99.1 Press release dated February 20, 1998 announcing completion of sale

             99.2     (a)     Index to financial statements

                      (b)     Independent Auditors' Report

                      (c)     Consolidated Balance Sheets, March 31, 1997 and
                              1996

                      (d) Consolidated Statements of Earnings, three years ended March 31, 1997

                      (e) Consolidated Statements of Stockholders' Equity, three years ended March 31, 1997

                      (f) Consolidated Statements of Cash Flows, three years ended March 31, 1997

                      (g)     Notes to Consolidated Financial Statements

  *       *       *       *       *       *       *       *       *       *

                                  Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                        TIDEWATER INC.

                                        /s/ KEN C. TAMBLYN
                                        -------------------------------------
                                        Ken C. Tamblyn
                                        Executive Vice President and Chief
                                        Financial Officer (Chief Accounting
                                        Officer)

Dated:  March 6, 1998

                                 Tidewater Inc.
         Unaudited Pro Forma Condensed Consolidated Financial Statements


Introduction

     The following unaudited pro forma condensed consolidated financial statements give effect to the February 20, 1998 sale of all of the shares of Tidewater Compression Service, Inc. (TCS) to an acquisition corporation formed by Castle Harlan Partners, III, L.P. for cash consideration of approximately $348 million.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements for Tidewater Inc. and subsidiaries and notes thereto. This pro forma information is presented for illustration purposes only and is not necessarily indicative of the results which actually would have been obtained if the TCS sale had been effected on the pro forma dates, nor is it necessarily indicative of future results.

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1997 assumes that the TCS sale was effected on that date. The Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the nine months ended December 31, 1997 assumes that the TCS sale was effected on April 1, 1997. An Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the year ended March 31, 1997 is not included herein as there are no pro forma adjustments that relate to "Earnings from continuing operations".

                                 TIDEWATER INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                          DECEMBER 31, 1997 - UNAUDITED


                                                       (In thousands of dollars)

                                                               Pro Forma
                                             Historical       adjustments(a)    Pro Forma
                                             -----------      --------------   -----------
ASSETS
Current assets:
   Cash                                      $    27,872            2,964           30,836
   Trade receivables, net                        253,080                           253,080
   Other current assets                           32,480                            32,480
                                             -----------       ----------      -----------
        Total current assets                     313,432            2,964          316,396
                                             -----------       ----------      -----------
Equity investments                                19,963                            19,963
Net assets of Compression operations             244,208         (244,208)
Properties and equipment                       1,567,370                         1,567,370
Less accumulated depreciation                    846,204                           846,204
                                             -----------       ----------      -----------
        Net properties and equipment             721,166                           721,166
                                             -----------       ----------      -----------
Goodwill, net                                    358,945                           358,945
Other assets                                      61,694           (3,456)          58,238
                                             -----------       ----------      -----------
                                             $ 1,719,408         (244,700)       1,474,708
                                             ===========         ========        =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Current maturities of long-term debt           59,345          (53,143)           6,202
   Accounts payable and accrued expenses         137,246           81,644          218,890
   Accrued property and liability losses           8,607                             8,607
                                             -----------       ----------      -----------
        Total current liabilities                205,198           28,501          233,699
                                             -----------       ----------      -----------
Deferred income taxes                            171,973          (40,000)         131,973
Long-term debt                                   295,556         (292,252)           3,304
Accrued property and liability losses             44,833                            44,833
Other liabilities and deferred credits            56,239           (1,482)          54,757
Stockholders' equity                             945,609           60,533        1,006,142
                                             -----------       ----------      -----------
                                             $ 1,719,408         (244,700)       1,474,708
                                             ===========         ========        =========

Note to Unaudited Pro Forma Condensed Consolidated Balance Sheet:
(a) To record the sale of the net assets of Compression operations and the use of most of the proceeds of the sale to reduce Company debt. Pro forma adjustments also include an accrual for related transactions costs, the reduction of deferred debt costs as a result of debt repayment, the reduction of pension related liabilities for Compression personnel, the resulting gain from the sale of the net assets of Compression operations and the current income tax effect of the transaction including the reclassification of related deferred tax liabilities.

                                 TIDEWATER INC.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                 NINE MONTHS ENDED DECEMBER 31, 1997 - UNAUDITED


                                                          (In thousands of dollars, except per share data)

                                                                              Pro Forma
                                                           Historical        adjustments(a)    Pro Forma
                                                          ------------       --------------  ------------
Revenues                                                  $    781,550                            781,550

Costs and expenses:
   Marine operating costs                                      389,867                            389,867
   Depreciation and amortization                                67,109                             67,109
   General and administrative                                   54,021                             54,021
                                                          ------------          --------     ------------
                                                               510,997                            510,997
                                                          ------------          --------     ------------
                                                               270,553                            270,553
Other income (expense):
   Gains on sales of assets                                     16,173                             16,173
   Interest and miscellaneous income                               229             2,175            2,404
   Interest and other debt costs                               (21,095)           16,486           (4,609)
                                                          ------------          --------     ------------
                                                                (4,693)           18,661           13,968
                                                          ------------          --------     ------------
Earnings before income taxes                                   265,860            18,661          284,521
Income taxes                                                    85,687             6,345           92,032
                                                          ------------          --------     ------------
Earnings from continuing operations                       $    180,173            12,316          192,489
                                                          ============          ========     ============

                                                          ------------          --------     ------------
Earnings per share from continuing operations             $       2.97               N/A             3.18
                                                          ============          ========     ============

                                                          ------------          --------     ------------
Diluted earnings per share from continuing operations     $       2.96               N/A             3.16
                                                          ============          ========     ============

Weighted average shares outstanding                         60,566,536               N/A       60,566,536
Incremental shares from stock options                          389,162               N/A          389,162
                                                          ------------          --------     ------------
Weighted average shares and equivalents                     60,955,698               N/A       60,955,698
                                                          ============          ========     ============

Note to Pro Forma Unaudited Condensed Consolidated Statement of Earnings:
(a) To record interest income on proceeds from the assumed sale of the net assets of Compression operations from April 1, 1997 to May 15, 1997 and a reduction in interest expense (and the related income tax effect of these adjustments) to reflect a lower amount of long-term debt assumed borrowed on May 15, 1997. Any other pro forma adjustments are not shown above, as they would be recorded to "Earnings from discontinued operations" which are not required to be shown above.


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                               INDEX TO EXHIBITS

Pro Forma Financial Information

1.   Pro Forma Balance Sheet of December 31, 1997 - Unaudited

2. Pro Forma Statement of Earnings for Nine Months Ended December 31, 1997 - Unaudited

EXHIBIT NO.         DESCRIPTION
-----------         -----------
     23.1      Independent Auditors' Consent

     99.1 Press release dated February 20, 1998 announcing completion of sale.

     99.2      (a)  Index to financial statements
               (b)  Independent Auditors' Report
               (c)  Consolidated Balance Sheets, March 31, 1997 and 1996
               (d)  Consolidated Statements of Earnings, three years ended
                    March 31, 1997
               (e) Consolidated Statements of Stockholders' Equity, three years ended March 31, 1997
               (f)  Consolidated Statements of Cash Flows, three years ended
                    March 31, 1997
               (g)  Notes to Consolidated Financial Statements